Flux Power Announces Letter of Intent to Acquire KleenSpeed Technologies

~Merger of complementary alternative energy businesses to offer greater sales reach, executive and technical expertise, and financial leverage~

ESCONDIDO, CA (June 26, 2013) — Flux Power® Holdings, Inc. (OTCQB: FLUX), a reporting company and an innovator in durable, scalable, and affordable advanced energy storage systems announced today that it has entered into a non-binding letter of intent (LOI) to acquire KleenSpeed Technologies. KleenSpeed develops technology for distributed energy markets, including grid storage. The LOI proposes that upon the successful closing of the acquisition, KleenSpeed will become a wholly-owned subsidiary of Flux Power and Flux Power’s Board of Directors will be expanded from three members to five members with KleenSpeed’s current CEO, Timothy Collins, joining the Board of Flux Power and assuming the role of Executive Chairman of Flux Power.

While the specific terms of the acquisition will be announced upon the execution of a definitive agreement, the acquisition is expected to be completed within the next twelve months. The LOI contemplates that 11 million shares of Flux Power common stock would be issued to KleenSpeed shareholders upon closing as consideration for the purchase of KleenSpeed. In addition, the LOI contemplates that the consummation of the acquisition will be conditioned upon other customary closing conditions and the successful completion of a private placement of Flux Power’s common stock (the “Shares”) for a minimum of $800,000 and a maximum of $2,500,000, with the proceeds to be used primarily as working capital and future product development. The Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Shares will be offered only to “accredited investors” in reliance on Regulation D promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act.

Flux Power has a successful history of delivering cost efficient, alternate energy storage solutions to customers around the globe. With the successful introduction of its new lithium LiFT Pack for the material handling industry, the Company sought a partner that shared its vision for innovation in delivering alternatives to lead-acid batteries and had the capability to take Flux Power’s lithium solutions to the next level, as well as expand the technology into additional markets such as grid storage. KleenSpeed was an ideal match.

Timothy Collins co-founded KleenSpeed Technologies in 2007 and currently serves as President and CEO of Securities Research Associates Capital, which he joined in 2005. Upon the successful completion of the acquisition, as Executive Director of the Flux Power Board, he will provide leadership to the executive team, strengthen the Company’s financing activities and drive the expansion of the product portfolio into new grid storage markets.

"We are looking forward to becoming part of the Flux team. There is a tremendous synergy between our technologies, products, and vision for the alternative energy storage market. The proposed acquisition will enable both of our organizations to leverage the strength of our financial resources, broaden our product development and sales reach globally, and significantly increase our opportunity to grow revenue and returns to our shareholders,” said Timothy Collins, CEO of KleenSpeed.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act. This press release is for informational purposes only and is not an offer to sell, or the solicitation of an offer to buy, the securities described herein. The securities described herein have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

About Flux Power

Flux Power designs, develops, and sells cost efficient advanced energy storage systems. Incorporated in October 2009, Flux Power began shipping prototype products in the second quarter of 2010 while continuing to develop its intellectual property portfolio. Currently, Flux Power’s product offerings include batteries in various sizes and forms, packaged modules, fully advanced energy storage systems and various system accessories. These accessories include: stand-alone battery management, stackable chargers, programming software and display systems. Flux Power sells modular advanced energy storage products through distributors and directly to original equipment manufacturers. These customers benefit from Flux Power’s advanced systems technologies, which greatly extend cycle life and improve system performance.

For more information visit www.FLUXpwr.com or email info@FLUXpwr.com.

About KleenSpeed Technologies®

KleenSpeed Technologies was founded in 2007 by Timothy Collins, a technology visionary with a career of success in tech businesses and investment banking. KleenSpeed is committed to accelerating the transition to "Smart" energy by developing leading-edge products for the New Energy future and the construction of "Smart" Grid systems. KleenSpeed is focused on research and development of the disruptive technologies that will lead to new products to enable capitalization of the New Energy Frontier. In 2012 the company announced its first commercial product, the GenESSys™ 40 kWh Energy Storage System for multiple applications requiring high capacity storage, which is currently undergoing development for production. KleenSpeed's GenESSys™ 40 kWh battery is now being showcased and tested in an automotive application in the KleenSpeed World KAR concept vehicle. The GenESSys™ is also suited for use by utilities, corporations and home owners for energy storage, standby power and peak/load balancing applications in both primary and second life applications. More information on KleenSpeed can be found at www.KleenSpeed.com.

About Security Research Associates

Security Research Associates (SRA) was founded in San Francisco in 1980 and today offers both investment banking and institutional brokerage services. A boutique firm by design, SRA works with a select group of portfolio managers from around the country and focuses on technology and life science companies in the micro and small cap arenas. For more information, visit www.sracap.com.

Forward-Looking Statements

This release contains certain "forward-looking statements" relating to the business of the Company. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. Further the forward looking statements involve known and unknown risks and uncertainties that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Such forward-looking statements include, among other things, the development of new business opportunities, the inherent uncertainties associated with new products, and projected costs, revenue, profits and results of operations. Actual results could differ from those projected in any forward-looking statements due to numerous factors. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission and available on its website (www.sec.gov).

Flux, Flux Power and associated logos are trademarks of Flux Power Holdings, Inc.

For more information contact:

marketrelations@FLUXpwr.com

1.877.505.3589 ext.123